Exhibit 2.2

John P. Schafer (State Bar No. 205638)
jps@mandersonllp.com
Chris Manderson (State Bar No. 211648)
wcm@mandersonllp.com
MANDERSON, SCHAFER &
McKINLAY LLP
4695 MacArthur Court, Suite 1270
Newport Beach, CA 92660
Telephone: (949) 788-1038
Facsimile: (949) 743-8310

Attorneys for SIGNATURE GROUP HOLDINGS LLC

Mark B. Frazier (State Bar No. 107221)
mfrazier@rutan.com
Brendt C. Butler (State Bar No. 211273)
bbutler@rutan.com
RUTAN & TUCKER, LLP
611 Anton Boulevard, Fourteenth Floor
Costa Mesa, California 92626-1931
Telephone: (714) 641-5100
Facsimile: (714) 546-9035

Attorneys for JAMES A. MCINTYRE, SR.
Christopher E. Prince (State Bar No. 183553)
cprince@lesnickprince.com
LESNICK PRINCE LLP
185 Pier Avenue, Suite 103
Santa Monica, CA 90405
Tel: (213) 291-8984; Fax: (310) 396-0963

Carole Neville, Esq. (Pro Hac Vice)
cneville@sonnenschein.com
SONNENSCHEIN, NATH & ROSENTHAL LLP
1221 Avenue of the Americas
New York, New York 10020
Tel: (212) 768-6700; Fax: (212) 768-6800

Attorneys for NEW WORLD ACQUISITION, LLC
UNITED STATES BANKRUPTCY COURT
FOR THE CENTRAL DISTRICT OF CALIFORNIA
SANTA ANA DIVISION

In re	Case No. 8:08-bk-13421-ES Chapter 11 Case
FREMONT GENERAL CORPORATION, a Nevada corporation. Debtor.	AMENDED ORDER CONFIRMING
“SIGNATURE GROUP HOLDINGS, LLC’S FOURTH AMENDED CHAPTER 11 PLAN OF REORGANIZATION OF FREMONT GENERAL CORPORATION, JOINED BY JAMES MCINTYRE AS CO-PLAN PROPONENT (DATED MAY 24, 2010)”

Confirmation Hearings
Taxpayer ID No. 95-2815260	Date: April 27-29, 2010 Time: 9:00 a.m. Courtroom: 5A Judge: Hon. Erithe A. Smith

     The Court held hearings (“Confirmation Hearings”) on March 12, 19 and 31, 2010, and April 2, 23, 27, 28 and 29, 2010 regarding confirmation of Signature Group Holdings, LLC’s Chapter 11 First Amended Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated March 18, 2010 [Docket No. 1784], which plan has been non-materially modified by the filed Signature Group Holdings, LLC’s Third Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent (Dated April 9, 2010) [Docket No. 1888], which plan has been non-materially modified and supplemented by the filed Notice Of Submission And Submission Of Additional Plan Supplements To Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan Of Reorganization Of Fremont General Corporation, Joined By Certain TOPrS Holders And James McIntyre As Co-Plan Proponents (Dated April 9, 2010) [Docket No. 1947] (the “Plan Supplement”), which plan has been non-materially modified by the filed Signature Group Holdings, LLC’s Third Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent (Dated April 26, 2010) [Docket No. 2030], which plan has been non-materially modified by the filed Signature Group Holdings, LLC’s Fourth Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent (Dated May 11, 2010) and all exhibits appended thereto [Docket No. 2094], which plan has been non-materially modified by the filed Signature Group Holdings, LLC’s Fourth Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent (Dated May 24, 2010) and all exhibits appended thereto [Docket No. 2113] (the “Final Plan”) (collectively, the Final Plan and the Plan Supplement documents (as superseded by the revised form of documents attached as exhibits to the Final Plan), the “Signature Plan”).1 The Signature Plan is jointly proposed by Signature Group Holdings, LLC (“Signature”) and James A. McIntyre, Sr. (“McIntyre”) for the above-captioned debtor and debtor in possession, Fremont General

[1]	All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Signature Plan. The rules of interpretation set forth in the Signature Plan shall apply to this Order.

Corporation (“Fremont” or “Debtor”). The record of the Confirmation Hearings reflects all appearances that were made by counsel or parties in interest.
     The Court, having reviewed and considered the following, among others:
•	the Signature Plan (including the Plan Supplement);

•	the Fourth Amended Disclosure Statement for Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents Dated January 20, 2010 [Docket No. 1450] (“Signature Disclosure Statement”);

•	the Declaration of John S. Hekman in Support of Valuation and Reserve Analysis Prepared by LECG for Fremont Reorganizing Corporation [Docket No. 1515];

•	the Declaration of Thomas J. Donatelli in Support of Confirmation of Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 [Docket No. 1526];

•	the Declaration of Kyle Ross in Support of Confirmation of Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 [Docket No. 1528];

•	the Initial Brief of Signature Group Holdings, LLC in Support of Confirmation of Signature group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 [Docket No. 1529];

•	the Order Approving Fremont General Corporation’s: (1) Form of Plan Solicitation Cover Letter and Summary Exhibits; and (2) Guidelines Regarding Plan Solicitation Practices [Docket No. 1561] (“Solicitation Order”);

•	the Order Approving “Fourth Amended Disclosure Statement for Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents Dated January 20, 2010” [Docket No. 1618];

•	the Notice of Submission and Submission of Schedule of Assumed Agreements With Respect to Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 [Docket No. 1626];

•	the Order Approving (A) the Form, Scope, and Nature of Solicitation, Balloting, Tabulation, and Notices with Respect to the Chapter 11 Plans For Fremont General Corporation and (B) Related Confirmation Procedures, Deadlines and Notices, dated February 24, 2010 [Docket No. 1635] (“Scheduling Order”);

•	the omnibus objection to chapter 11 plans proposed by Signature, the Official Committee of Creditors Holding Unsecured Claims (“Creditors Committee”), New

World Acquisition, LLC (“New World”), and the Official Equity Committee (“OEC”), filed by Denise Fuleihan [Docket No. 1681];
•	the omnibus objection to chapter 11 plans proposed by Signature, the Creditors Committee, New World and the OEC, filed by Alan W. Faigin [Docket No. 1655];

•	the omnibus objection to chapter 11 plans proposed by Signature, the Creditors Committee, New World and the OEC, filed by the New York State Teachers’ Retirement System [Docket No. 1656];

•	the omnibus objection to chapter 11 plans proposed by Signature, the Creditors Committee, New World and the OEC, filed by the California Franchise Tax Board [Docket No. 1657];

•	the Limited Objections and Reservation of Rights of Official Committee of Unsecured Creditors to Chapter 11 Plans for Fremont General Corporation [Docket No. 1659];

•	the Official Committee of Equity Holders’ Limited Opposition and Comments to the Plans of Reorganization Filed by: (1) New World Acquisition, LLC; (2) Signature group Holdings, LLC; and (3) the Official Committee of Unsecured Creditors [Docket No. 1660];

•	the Declaration of Kyle Ross in Support of Signature Group Holdings, LLC’s Objections as of March 1, 2010 to Confirmation of: (1) New World Acquisition, LLC’s Amended Chapter 11 Plan of Reorganization for Fremont General Corporation (Dated January 19, 2010), and (2) Official Committee of Equity Holders’ Fourth Amended Chapter 11 Plan of Reorganization (Dated January 20, 2010) [Docket No. 1662];

•	the omnibus objection to assumption of executory contract (employment agreement) and to chapter 11 plans proposed by Signature, the Creditors Committee, New World and the OEC, filed by Richard Sanchez [Docket No. 1666];

•	the omnibus objection to assumption of executory contract (employment agreement) and to chapter 11 plans proposed by Signature, the Creditors Committee, New World and the OEC, filed by Donald Royer [Docket No. 1667];

•	the omnibus objection to assumption of executory contract (employment agreement) and to chapter 11 plans proposed by Signature, the Creditors Committee, New World and the OEC, filed by Thea Stuedli [Docket No. 1668];

•	the Statement of HSBC Bank USA, National Association, as Indenture Trustee, in Support of Confirmation of Chapter 11 Plans of Reorganization for Fremont General Corporation Proposed by The Official Committee Of Unsecured Creditors, New World Acquisition, LLC, Signature Group Holdings, LLC, and the Official Committee of Equity Holders [Docket No. 1679];

•	the Initial Omnibus Objection and Response of Wells Fargo Bank, N.A., and Wells Fargo Delaware Trust Company, as Trustee to Proposed Competing Plans of Reorganization and Reservation of Rights [Docket No. 1680];

•	the omnibus objection to chapter 11 plans proposed by Signature, the Creditors Committee, New World and the OEC, filed by Gwyneth E. Colburn [Docket No. 1693];

•	the Interim ERISA Lead Plaintiff’s Limited Objection To Four Chapter 11 Plans of Reorganization [Docket No. 1738];

•	the Declaration of Seth W. Hamot in Support of Signature Group Holdings, LLC’s Response to Objections to Confirmation of Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 Made by (1) New World Acquisition, LLC, and (2) Official Committee of Equity Holders [Docket No. 1708];

•	the Response of Signature Group Holdings, LLC and Statement Regarding: (1) Limited Objections and Reservation of Rights with Respect to Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 Made by the Official Committee of Unsecured Creditors, (2) Non-Opposition to Comments Submitted to Signature Group Holdings, LLC by HSBC Bank USA as Trustee for the Class 3B Senior Notes, and (3) Non-Opposition to Comments Submitted to Signature Group Holdings, LLC by Wells Fargo, NA, as Trustee for the Class 3C TOPrS [Docket No. 1709];

•	the First Response of Wells Fargo Bank, N.A. and Wells Fargo Trust Company, as Trustee to Proposed Competing Plans of Reorganization and Reservation of Rights Regarding Non-Vote Determinative Issues [Docket No. 1713];

•	the Omnibus Reply of the Official Committee of Equity Holders to the Objections to Confirmation of its Fourth Amended Chapter 11 Plan of Reorganization (Date January 20, 2010) and Limited Joinder to Objection of New World Acquisition, LLC, to Confirmation of Signature Group, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation (Dated January 20, 2010) [Docket No. 1718];

•	the Declaration of Lawrence Hershfield in Support of Omnibus Reply of the Official Committee of Equity Holders to the Objections to Confirmation of its Fourth Amended Chapter 11 Plan of Reorganization (Date January 20, 2010) [Docket No. 1719];

•	the Declaration of Jeff Nerland in Support of Omnibus Reply of the Official Committee of Equity Holders to the Objections to Confirmation of its Fourth Amended Chapter 11 Plan of Reorganization (Date January 20, 2010) [Docket No. 1720];

•	the Declaration of Frank E. Williams in Support of Omnibus Reply of the Official Committee of Equity Holders to the Objections to Confirmation of its Fourth Amended Chapter 11 Plan of Reorganization (Date January 20, 2010) [Docket No. 1721];

•	the Signature Group Holdings, LLC’s Response to Objection to Confirmation of Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 Made by (1) New World Acquisition, LLC, and Official Committee of Equity Holders [Docket No. 1722];

•	the Joinder of Ranch Capital, LLC to: (I) the Official Committee of Equity Holders’ Limited Opposition and Comments to the Plans of Reorganization Filed By: (1) New World Acquisition, LLC; (2) Signature Group Holdings, LLC; and (3) the Official Committee of Unsecured Creditors; and (II) Omnibus Reply of the Official Committee of Equity Holders to the Objections to Confirmation of Its Fourth Amended Chapter 11 Plan of Reorganization (Dated January 20, 2010) and Limited Joinder to Objection of New World Acquisition, LLC to Confirmation of Signature Group Holdings, LLCs Chapter 11 Plan of Reorganization of Fremont General Corporation (Dated January 20, 2010) [Docket No. 1723];

•	the Declaration of Craig Noell in Support of Signature Group Holdings, LLC’s Response to Objections to Confirmation of Signature group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20 2010 Made by (1) New World Acquisition, LLC, and Official Committee of Equity Holders [Docket No. 1724];

•	the Signature Group Holdings, LLC’s Response to Common Objections to Plan Confirmation Made by: (1) Richard Sanchez, Donald E. Royer and Thea Stuedli, (2) Alan W. Faigin, (3) the California Franchise Tax Board, (4) the New York State Teacher’s Retirement System (NYSTRS), (5) Denise H. Fuleihan, and (6) Gwyneth E. Colburn [Docket No. 1725];

•	the Declaration of Craig Noell in Support of Signature Group Holdings, LLC’s Response to Common Objections to Plan Confirmation Made by: (1) Donald E. Royer, Richard Sanchez, and Thea Stuedli, (2) Alan W. Faigin, (3) the California Franchise Tax Board, (4) the New York State Teacher’s Retirement System (NYSTRS), (5) Denise H. Fuleihan, and (6) Gwenyth E. Colburn [Docket No. 1726];

•	the Motion to Strike of James A. McIntyre, Sr. to “Omnibus Reply of the Official Committee of Equity Holders to Objections to Confirmation of its Fourth Amended Chapter 11 Plan of Reorganization (Dated January 20, 2010) and Limited Joinder to Objection of New World Acquisition, LLC to Confirmation of Signature Group, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation (Dated January 20, 2010)” [Docket No. 1742];

•	the Supplemental Declaration of James A. McIntyre, Sr. in Support of Motion to Strike of James A. McIntyre, Sr. to “Omnibus Reply of the Official Committee of Equity Holders to Objections to Confirmation of its Fourth Amended Chapter 11 Plan of Reorganization (Dated January 20, 2010) and Limited Joinder to Objection of New World Acquisition, LLC to Confirmation of Signature Group, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation (Dated January 20, 2010)” [Docket No. 1743];

•	the Affidavit of Robert Q. Klamser Regarding Votes Accepting or Rejecting the (1) Chapter 11 Plan of Fremont General Corporation Presented by the Official Committee of Unsecured Creditors, (2) Official Committee of Equity Holders’ Fourth Amended Chapter 11 Plan of Reorganization for Fremont General Corporation, (3) Ranch Capital, LLC’s Second Amended Plan of Reorganization for Fremont General Corporation, (4) Signature Group Holding LLC’s Chapter 11 Plan of Reorganization

of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Proponents, and (5) New World Acquisition LLC’s Amended Chapter 11 Plan of Reorganization for Fremont General Corporation [Docket No. 1746];
•	the Notice of Errata to: Declaration of Craig Noell in Support of Signature Group Holdings, LLC’s Response to Objections to Confirmation of Signature group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20 2010 Made by (1) New World Acquisition, LLC, and Official Committee of Equity Holders [Docket No. 1747];

•	the Status Report of Official Committee of Unsecured Creditors Regarding Hearings on Confirmation of Chapter 11 Plans of Fremont General Corporation [Docket No. 1748];

•	the Statement of James A. McIntyre, Sr. in Support of “Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated March 18, 2010 [Docket No. 1778];

•	the Notice of Modification of Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation , Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated January 20, 2010 [Docket No. 1785];

•	the Official Committee of Equity Holders’ Opposition to Motion to Strike of James A. McIntyre, Sr. [Docket No. 1788];

•	the Motion of the Official Committee of Equity Holders for Order to Designate Votes of James A. McIntyre, Sr. Pursuant to 11 U.S.C. § 1126(e) [Docket No. 1794];

•	the Signature Group Holdings, LLC’s Motion to Strike New Arguments and Evidence Submitted by the Official Committee of Equity Holders in Support of its “Omnibus Reply of the Official Committee of Equity Holders to The Objections to Confirmation of its Fourth Amended Chapter 11 Plan of Reorganization (Dated January 20, 2010) and Limited Joinder to Objection of New World Acquisition, LLC, to Confirmation of Signature Group, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation (Dated January 20, 2010)” [Docket No. 1812];

•	the Statement and Reservation of Rights of Official Committee of Unsecured Creditors Regarding Modifications to Chapter 11 Plans for Fremont General Corporation [Docket No. 1819];

•	the Declaration of Craig Noell in Support of Signature Group Holdings, LLC’s Objection to “Motion for Order Approving (1) Settlement With Certain TOPrS and (2) Further Non-Material Modification to Official Committee of Equity Holders’ Fourth Amended Chapter 11 Plan of Reorganization (Dated January 20, 2010 Pursuant to 11 U.S.C. Section 1127(a)” [Docket No. 1831];

•	the Omnibus Response and Reservation of Rights of Wells Fargo Bank, N.A. and Wells Fargo Delaware Trust Company, as Trustee to Proposed Modifications to Competing Plans of Reorganization [Docket No. 1848];

•	the Motion of the Official Committee of Equity Holders for Order to Designate the Following Votes and/or Preference Elections Pursuant to 11 U.S.C. § 1126(e): (1) Seth W. Hamot; (2) Howard Amster; (3) Roark, Rearden & Hamot Capital Management, LLC; (4) Costa Brava Partnership III LP; (5) Kingstown Capital Management, LP; and (6) Raymond G. Meyers; Declaration of Evan D. Smiley in Support Thereof [Docket No. 1889];

•	the Notice of Motion and Motion Pursuant to Rule 3018 for Order Approving Change of Votes of Shareholders to Acceptances of the New World Acquisition, LLC’s Second Amended Chapter 11 Plan of Reorganization for Fremont General Corporation and Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation [Docket No. 1892]; ·

•	the Official Committee of Equity Holders’ Opposition to Motion to Strike of Signature Group Holdings, LLC [Docket No. 1897];

•	the Joint Motion of Signature Group Holdings, LLC and James A. McIntyre, Sr. for Order Approving: (1) Settlement Agreement With Kenneth S. Grossman and New World Acquisition, LLC, Pursuant to Federal Rules of Bankruptcy Procedure 3018 and 9019; and (2) Non-Material Modifications to “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” Pursuant to 11 U.S. C. § 1127 and Federal Rule of Bankruptcy Procedure 3019 [Docket No. 1899];

•	the Declaration of Kenneth S. Grossman in Support of Joint Motion of Signature Group Holdings, LLC and James A. McIntyre, Sr. for Order Approving: (1) Settlement Agreement With Kenneth S. Grossman and New World Acquisition, LLC, Pursuant to Federal Rules of Bankruptcy Procedure 3018 and 9019; and (2) Non-Material Modifications to “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” Pursuant to 11 U.S. C. § 1127 and Federal Rule of Bankruptcy Procedure 3019 [Docket No. 1900];

•	the Declaration of Craig Noell in Support of Joint Motion of Signature Group Holdings, LLC and James A. McIntyre, Sr. for Order Approving: (1) Settlement Agreement With Kenneth S. Grossman and New World Acquisition, LLC, Pursuant to Federal Rules of Bankruptcy Procedure 3018 and 9019; and (2) Non-Material Modifications to “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” Pursuant to 11 U.S. C. § 1127 and Federal Rule of Bankruptcy Procedure 3019 [Docket No. 1902];

•	the Opposition of James A. McIntyre, Sr. to Motion of the Official Committee of Equity Holders for Order to Designate Votes of James A. McIntyre, Sr. Pursuant to 11 U.S.C. § 1126(e) [Docket No. 1904];

•	the Submission of Deposition Transcript of James A. McIntyre, Sr. in Support of Opposition of James A. McIntyre, Sr. to Motion of the Official Committee of Equity

Holders for Order to Designate Votes of James A. McIntyre, Sr. Pursuant to 11 U.S.C. § 1126(e) [Docket No. 1905];
•	the Notice of Withdrawal of Motion of the Official Committee of Equity Holders for Order to Designate Votes of James A. McIntyre, Sr. Pursuant to 11 U.S.C. § 1126(e) [Docket No. 1930];

•	the Notice of Withdrawal of Objections; Docket Nos. 1669, 1674 and 1972, filed by New World [Docket No. 1931];

•	the Omnibus Objection of the Official Committee of Equity Holders to: (A) Motion of Signature Group Holdings, LLC and James McIntyre, Sr. for Order Approving (1) Settlement Agreement with Kenneth S. Grossman and New World Acquisition, LLC, Pursuant to Federal Rules of Bankruptcy Procedure 3018 and 9019; and (2) Non-Material Modifications to “Signature Group Holdings, LLC’s Second Amended Plan of Reorganization; (B) Motion for Approval of Non-Material Modifications of New World Acquisition, LLC’s Second Amended Chapter 11 Plan of Reorganization for Fremont General Corporation (Dated April 9, 2010); and (C) Motion for Order Pursuant to Rule 3018 for Order Approving Change of Votes of Shareholders to Acceptances [Docket No. 1938];

•	the Signature Group Holdings, LLC’s Response to Official Committee of Equity Holders’ Opposition to Motion to Strike of Signature Group Holdings, LLC [Docket No. 1945];

•	the Opposition of James A. McIntyre, Sr. and Signature Group Holdings, LLC to “Motion of the Official Committee of Equity Holders for Order to Designate the Following Votes and/or Preference Elections Pursuant to 11 U.S.C. § 1126(e): (1) Seth W. Hamot; (2) Howard Amster; (3) Roark, Rearden & Hamot Capital Management, LLC; (4) Costa Brava Partnership III LP; (5) Kingstown Capital Management, LP; and (6) Raymond G. Meyers” [Docket No. 1949];

•	the Evidentiary Objections of James A. McIntyre, Sr. and Signature Group Holdings, LLC to the Declaration Evan D. Smiley in Support of the “Motion of the Official Committee of Equity Holders for Order to Designate the Following Votes and/or Preference Elections Pursuant to 11 U.S.C. § 1126(e): (1) Seth W. Hamot; (2) Howard Amster; (3) Roark, Rearden & Hamot Capital Management, LLC; (4) Costa Brava Partnership III LP; (5) Kingstown Capital Management, LP; and (6) Raymond G. Meyers” [Docket No. 1950];

•	the Declaration of Robert Weingarten in Support of (1) Confirmation of “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010 and (2) New World Acquisition, LLC’s and Signature Group Holdings, LLC’s Opposition to Plan Supplement for the Official Committee of Equity Holders Fourth Amended Chapter 11 Plan of Reorganization (Dated March 24, 2010) [Docket No. 1952];

•	the Reply to Opposition of James A. McIntyre, Sr. and Signature Group Holdings, LLC to “Motion of the Official Committee of Equity Holders for Order to Designate the Following Votes and/or Preference Elections Pursuant to 11 U.S.C. § 1126(e): (1)

Seth W. Hamot; (2) Howard Amster; (3) Roark, Rearden & Hamot Capital Management, LLC; (4) Costa Brava Partnership III LP; (5) Kingstown Capital Management, LP; and (6) Raymond G. Meyers”; Declaration of Evan D. Smiley in Support Thereof [Docket No. 1970];
•	the Reply to the Opposition of New World Acquisition, LLC and Signature Group Holdings, LLC to Plan Supplement for the Official Committee of Equity Holders Fourth Amended Chapter 11 Plan of Reorganization (Dated March 24, 2010) and Supplement to Omnibus Objection of the Official Committee of Equity Holders to: (A) Motion of Signature Group Holdings, LLC and James A. McIntyre, Sr. for Order Approving (1) Settlement Agreement With Kenneth S. Grossman and New World Acquisition, LLC, Pursuant to Federal Rules of Bankruptcy Procedure 3018 and 9019; and (2) Non-Material Modifications to “Signature Group Holdings, LLC’s Second Amended Plan of Reorganization; (B) Motion for Approval of Non-Material Modifications of New World Acquisition, LLC’s Second Amended Chapter 11 Plan of Reorganization for Fremont General Corporation (Dated April 9, 2010); and (C) Motion for Order Pursuant 3018 for Order Approving Change of Votes of Shareholders to Acceptances; Memorandum of Points and Authorities in Support Thereof [Docket No. 1972];

•	the Declarations of Evan D. Smiley, Jeff Pies, and Lawrence Hershfield in Support of Reply to the Opposition of New World Acquisition, LLC and Signature Group Holdings, LLC to Plan Supplement for the Official Committee of Equity Holders Fourth Amended Chapter 11 Plan of Reorganization (Dated March 24, 2010) and Supplement to Omnibus Objection of the Official Committee of Equity Holders to: (A) Motion of Signature Group Holdings, LLC and James A. McIntyre, Sr. for Order Approving (1) Settlement Agreement With Kenneth S. Grossman and New World Acquisition, LLC, Pursuant to Federal Rules of Bankruptcy Procedure 3018 and 9019; and (2) Non-Material Modifications to “Signature Group Holdings, LLC’s Second Amended Plan of Reorganization; (B) Motion for Approval of Non-Material Modifications of New World Acquisition, LLC’s Second Amended Chapter 11 Plan of Reorganization for Fremont General Corporation (Dated April 9, 2010); and (C) Motion for Order Pursuant 3018 for Order Approving Change of Votes of Shareholders to Acceptances [Docket No. 1974];

•	the Joint Reply of Signature Group Holdings, LLC, New World Acquisition, LLC, Kenneth S. Grossman, and James A. McIntyre, Sr. to the Omnibus Objection of the Official Committee of Equity Holders [DOCKET NO. 1938] [Docket No. 1975];

•	the Joint Statement of the Debtor and the Creditors’ Committee Regarding Plan Modifications & Solicitation [Docket No. 1976];

•	the Declaration of Kyle Ross in Support of Joint Reply of Signature Group Holdings, LLC, New World Acquisition, LLC, Kenneth S. Grossman, and James A. McIntyre, Sr. to the Omnibus Objection of the Official Committee of Equity Holders [DOCKET NO. 1938] [Docket No. 1977];

•	the Declaration of John P. Schafer in Support of Joint Reply of Signature Group Holdings, LLC, New World Acquisition, LLC, Kenneth S. Grossman, and James A.

McIntyre, Sr. to the Omnibus Objection of the Official Committee of Equity Holders [DOCKET NO. 1938] [Docket No. 1979];
•	the Declaration of Craig Noell in Support of Joint Reply of Signature Group Holdings, LLC, New World Acquisition, LLC, Kenneth S. Grossman, and James A. McIntyre, Sr. to the Omnibus Objection of the Official Committee of Equity Holders [DOCKET NO. 1938] [Docket No. 1980];

•	the Notice of Errata to: Joint Reply of Signature Group Holdings, LLC, New World Acquisition, LLC, Kenneth S. Grossman, and James A. McIntyre, Sr. to the Omnibus Objection of the Official Committee of Equity Holders [DOCKET NO. 1938] [Docket No. 1988];

•	the Joinder of Michael J. Ball to Motion of the Official Committee of Equity Holders for Order to Designate the Following Votes and/or Preference Elections Pursuant to 11 U.S.C. § 1126(e): (1) Seth W. Hamot; (2) Howard Amster; (3) Roark, Rearden & Hamot Capital Management, LLC; (4) Costa Brava Partnership III LP; (5) Kingstown Capital Management, LP; and (6) Raymond G. Meyers; Declaration of Evan D. Smiley in Support Thereof [Docket No. 2055];

•	the Declaration of Gideon Bernstein in Support of Opposition to Signature Plan Signature Group Holdings, LLC’s Second Amended Plan of Reorganization and Motion for Order Pursuant to 3018 for Order Approving Change of Votes of Shareholders to Acceptances [Docket No. 2012];

•	the Witness List of the Official Committee of Equity Holders in Opposition to Confirmation of Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre (Dated April 9, 2010) [Docket No. 2013];

•	the Declaration of Brendt C. Butler in Support of “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” [Docket No. 2018];

•	the Declaration of James A. McIntyre, Sr. in Support of “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” [Docket No. 2019];

•	the Notice of Nomination of John M. Koral as Existing Equity Holder Board Member [Docket No. 2022];

•	the Second Declaration of Brendt C. Butler in Support of “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” [Docket No. 2023];

•	the Declaration of John F. Nickoll in Support of “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” [Docket No. 2024];

•	the Declaration of Craig Noell in Support of Confirmation of “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” [Docket No. 2027];

•	the Declaration of Thomas Donatelli in Support of “Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010” [Docket No. 2028];

•	the Joint Notice of Motion and Motion of Signature Group Holdings, LLC and James A. McIntyre, Sr. for Order Approving Non-Material Modifications to “Signature Group Holdings, LLC’s Third Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponents (Dated April 26, 2010),” Pursuant to 11 U.S.C. § 1127 and Federal Rule of Bankruptcy Procedure 3019 [Docket No. 2029];

•	the Notice of Submission of Signature Group Holdings, LLC’s Third Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent (Dated April 26, 2010) [Docket No. 2030];

•	the Declaration of Kenneth S. Grossman in Support of New World Acquisition, LLC’s Amended Chapter 11 Plan of Reorganization for Fremont General Corporation (Dated January 19, 2010) and Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, Dated April 9, 2010 [Docket No. 2031];

•	the Declaration of Kenneth S. Grossman in Response to Declaration of Gideon Bernstein [Docket No. 2012] [Docket No. 2032];

•	the Second Amended Witness List for Confirmation of the “Signature Group Holdings, LLC’s Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by Certain TOPrS Holders and James McIntyre as Co-Plan Proponents, dated April 9, 2010” [Docket No. 2033];

•	the Emergency Motion Pursuant to LBR 9075-1 for Order Pursuant to Rule 3018 Approving Change of Votes of Certain Shareholders to (A) Acceptances of Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation and (B) Acceptances to New World Acquisition, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation; Declarations of Shareholders in Support Attached [Docket No. 2043];

•	the Emergency Motion Pursuant to LBR 9075-1 for Order Pursuant to Rule 3018 Approving Change of Votes of Certain Shareholders to (A) Acceptances of Signature Group Holdings, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation and (B) Acceptances to New World Acquisition, LLC’s Second Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, and (C) Rejection of the Official Committee of Equity Security Holders Fourth Amended Chapter 11 Plan of Reorganization; Declarations in Support [Docket No. 2044];

•	the Declaration of John M. Mylnick With Respect to Vote Changes and Solicitation Thereof; And Other Matters Before This Court [Docket No. 2048];

•	All other pleadings and evidence that were submitted before or at the Confirmation Hearing;

•	The record in the above-captioned chapter 11 case; and

•	The arguments and representations of counsel at the Confirmation Hearings;
and the Court having entered its Findings of Fact and Conclusions of Law re: Confirmation of Signature Group Holdings, LLC’s Fourth Amended Chapter 11 Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent (Dated May 11, 2010) (“Findings and Conclusions”), and good cause being found therefor;
     IT IS HEREBY ORDERED THAT:
     1. The Signature Plan is approved and confirmed under 11 U.S.C. § 1129.2 The exhibits appended to the Final Plan, the documents contained in the Plan Supplement not otherwise superseded by the exhibits attached to the Final Plan, and the Schedule of Assumed Agreements are authorized and approved, shall be deemed a part of the Signature Plan, and are incorporated by this reference. The failure to reference or discuss any particular provision of the Signature Plan in this Order shall have no effect on this Court’s approval and authorization of, or the validity, binding effect and enforceability of, such provision; and each provision of the Signature Plan is authorized and approved and shall have the same validity, binding effect and enforceability as every other provision of the Signature Plan, whether or not mentioned in this Order.
     2. The provisions of the Signature Plan and this Order will bind the Debtor, the Reorganized Debtor, and all creditors and shareholders of the Debtor, whether or not the Claims or Equity Interests of these Persons are impaired under the Signature Plan, whether or not these Persons have voted to accept or reject the Signature Plan, and whether or not these Persons have filed proofs of Claim or Equity Interest or are deemed to have filed proofs of Claim or Equity Interest in the Case.

[2]	Unless otherwise indicated, all chapter, section, and rule references are to 11 U.S.C. §§ 101 through 1532 (“Bankruptcy Code”), to the Federal Rules of Bankruptcy Procedure, Rules 101 through 9037 (“Bankruptcy Rules”), and to the Local Bankruptcy Rules of the United States Bankruptcy Court for the Central District of California, Rules 1001-1 through 9075-1 (“Local Bankruptcy Rules”).

     3. The Reorganized Debtor may enter into, execute and deliver any and all agreements, documents and/or instruments and take any and all actions necessary or desirable to implement the Signature Plan, this Order, the Management Agreement between CP Management and the Reorganized Debtor, the Warrant Agreement, the Subscription Agreement, the Merger transactions (including without limitation, the merger of FGCC into the Debtor or Reorganized Debtor (as applicable) and then the merger of FRC into the Debtor or Reorganized Debtor (as applicable)), the amendment of corporate governance documents (such as certificates of incorporation, bylaws, or similar charter documents) to the extent necessary to authorize the transactions discussed in Section IV.G of the Signature Plan, the “Leucadia Provision” restricting the transfer of Common Stock, the establishment of the Administrative Claims Reserve (defined below), the establishment of the Repurchase Claims Reserve, the $39 million New Note to the TOPrS, the New Indenture, the $10 million capital contribution into the Reorganized Debtor, the issuance of Common Stock and Warrants, the Registration Rights Agreement, each Subscription Agreement, and any other transaction contemplated under those documents or the Signature Plan. To effectuate these transactions and the Signature Plan, the officers and directors of the Debtor and the Reorganized Debtor, or any other Person designated by the Board of Directors of the Reorganized Debtor, are authorized — without further notice or application to or order from this Court — to enter into, execute, deliver, file, and/or record any and all agreements, documents and/or instruments and to take any other actions that those officers or directors may determine to be necessary or desirable, regardless of whether such agreements, documents, instruments or actions are specifically referred to in the Signature Plan or this Order, provided, however, that any corporate actions necessary to effectuate the Signature Plan shall be taken by the new Board of Directors and officers appointed pursuant to the terms of the Signature Plan, and none of the current officers or directors of the Debtor, FGCC, or FRC shall be required to take any such action. To the extent that, under applicable non-bankruptcy law, any of these actions otherwise would require the consent or approval (including execution of agreements, documents and/or instruments) of the shareholders or the Debtor or the directors or officers of the Debtor, this Order constitutes that consent and approval. No further documents or actions shall be required to effectuate the merger, authorize the issuance of stock and warrants provided for by the Signature Plan, or otherwise effectuate the Signature Plan, and the Board of Directors of the Reorganized Debtor shall be authorized to ratify any actions taken by the Reorganized Debtor to effectuate the Signature Plan on or after the Effective Date, and such action shall be deemed to have occurred on the Effective Date.
     4. On the Effective Date, all directors of the Board of Directors of the Debtor and its subsidiaries shall be deemed to have resigned from such positions, including without limitation, from their positions on any committees of the Boards of Directors, without the need for any further notice, action, order, or approval of this Court, or other act or action under applicable laws. On the Effective Date, the new members of the Board of Directors of the Reorganized Debtor shall be deemed appointed, without the need for any further notice, action, order or approval of this Court, or other act or action under applicable laws. Concurrently, on the Effective Date, the Reorganized Debtor shall be authorized to immediately take all necessary action to appoint directors for any of the Reorganized Debtor’s remaining subsidiaries, without the need for any further notice, action, order, or approval of this Court, or other act or action under applicable laws.
     5. On and as of the Effective Date, the Board of Directors of the Reorganized Debtor and all subsidiaries thereof shall consist of the following nine (9) members: Craig F. Noell, Kenneth S. Grossman, John Nickoll, Robert Schwab, John M. Koral, Norman Matthews, Richard A. Rubin, and two directors to be nominated by the TOPrS Group and approved in accordance with the Signature Plan. If the TOPrS Group has not made its nominations by the Effective Date, then such nominations shall be made within thirty (30) days of the Effective Date. Notice of the TOPrS Group nominations shall be filed with the Court and served on the U.S. Trustee and those parties who have requested special notice.
     6. The issuance of stock pursuant to the Signature Plan shall be exempt from any securities laws regulation requirements to the fullest extent permitted by Bankruptcy Code section 1145, Section 4(2) of the Securities Act, and any other applicable exemptions.
     7. All commercially reasonable arrangements with Signature and other parties regarding funding of the $10 million capital contribution into the Reorganized Debtor in return for 12,500,000 shares of Common Stock at $0.80 per share are approved. Such funds shall be placed into segregated account(s) by May 14, 2010 and shall be held solely for disbursement in accordance with the Signature Plan.
     8. On the Effective Date, the Reorganized Debtor is authorized to issue and shall issue twelve million five hundred thousand (12,500,000) shares of Common Stock to the Signature Investors in accordance with the Signature Plan.
     9. All arrangements with Signature regarding paying up to an aggregate of $300,000 to acquire Warrants to purchase 15 million shares of Common Stock at an exercise price of $1.03 per share, including the vesting schedule of such Warrants under Section IV.A of the Signature Plan, are approved.
     10. On the Effective Date, the Reorganized Debtor is authorized to issue and shall issue twenty-one million (21,000,000) shares of Common Stock to the Holders of Class 3C Claims in accordance with the Signature Plan.
     11. As of the Effective Date and upon the payment of the cure payments under Bankruptcy Code section 365(b)(1) (if applicable), pursuant to Section III of the Signature Plan, each of the Assumed Agreements (as defined in the Findings and Conclusions) shall be deemed assumed by the Reorganized Debtor and shall be in full force and effect, except to the extent that they have been modified consensually with the agreement of the parties thereto.
     12. To the extent that the non-debtor party to any Assumed Agreement has filed a proof of Claim against the Debtor asserting prepetition arrearages under an Assumed Agreement or asserting a rejection damage claim, payment of the cure payment pursuant to Section III of the Signature Plan shall be deemed to satisfy, in full, any prepetition arrearage or rejection damage claim, irrespective of whether the cure payment is less than the amount set forth in any such proof of Claim.
     13. Each of the Rejected Agreements (as defined in the Findings and Conclusions) shall be deemed rejected by the Debtor as of the Effective Date. The deadlines, procedures and sanctions set forth in Section III of the Signature Plan regarding the assertion of Claims for damages arising from such rejection are approved and established.
     14. Any party wishing to assert a Professional Fee Claim or Non-Ordinary Course Administrative Claim against the Estate must, on or before 30 days after the Effective Date, both file with the Court a final fee application or a motion requesting allowance of the fees or claim and serve the application or motion on the Reorganized Debtor and the U.S. Trustee. Subject to the Indenture Trustees providing invoices to counsel to Signature, which shall be subject only to Signature’s review for reasonableness under the applicable Indenture, the Reorganized Debtor shall pay or cause to be paid in full and in cash as an Administrative Claim, without the need for application to, or approval of, any court, or consent of any other party without reduction to the recovery of applicable holders of allowed claims, any and all Indenture Trustee Fees and other amounts that are due to each of the Indenture Trustees and their respective Professionals as of the Effective Date on or before the Effective Date or within ten (10) days of the Indenture Trustee providing counsel to Signature such invoices if the invoice is not provided prior to the Effective Date. If Signature disputes any portion of the fees and expenses sought by the Indenture Trustees by means of a written notification of such fee or expense dispute delivered to the Indenture Trustee during such ten (10) day period, the Reorganized Debtor shall pay or cause to be paid that undisputed portion of the requested fees and costs within ten (10) days of receipt of the invoices from the Indenture Trustee and the Indenture Trustee shall have the right to seek a determination by the Court of that disputed portion of the fees and costs as reasonable under the applicable Indenture or assert its Charging Lien to pay such disputed amounts. In the event of any conflict between this Order and the Signature Plan with respect to those matters covered by this paragraph 14, the terms of this paragraph 14 shall prevail.
     15. Within ten (10) Business Days after the Confirmation Date, the Debtor shall provide Signature with an estimate of the amount of Administrative Claims it reasonably believes will be outstanding as of and after the Effective Date (the “Administrative Claims Reserve Amount”). On the Effective Date, the Reorganized Debtor shall fund into a segregated account cash in an amount equal to the Administrative Claims Reserve Amount (the “Administrative Claims Reserve”). Absent further order of the Court (obtained via an application by the Reorganized Debtor on at least fifteen (15) days’ notice to any Person holding an unpaid Administrative Claim as of the Effective Date (other than an Ordinary Course Administrative Claim)), the funds in the Administrative Claims Reserve shall remain in the segregated account (for the benefit of the holders of unpaid Administrative Claims (other than Ordinary Course Administrative Claims)) except to the extent such funds are used by the

Reorganized Debtor to satisfy Allowed Administrative Claims (other than Ordinary Course Administrative Claims) in accordance with the terms of the Signature Plan. For the avoidance of any doubt whatsoever, the establishment and existence of the Administrative Claims Reserve shall not be construed, in any way, as limiting the Reorganized Debtor’s obligation to satisfy any and all Allowed Administrative Claims in full in accordance with the terms of the Signature Plan (and without regard to whether there are sufficient funds available in the Administrative Claims Reserve to satisfy any such claim).
     16. Except as provided in the Signature Plan, upon the Effective Date, all Assets that are property of the Estate as of the Effective Date, including all Causes of Action, Rights of Action, and Avoidance Actions, will vest (and will be deemed to have vested as of the Effective Date) in the Reorganized Debtor free and clear of the Claims of any Creditors. From and after the Effective Date, the Reorganized Debtor, pursuant to the Management Agreement, may operate its business and use, acquire and dispose of property and settle and compromise liabilities without supervision by the Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Signature Plan and this Order.
     17. On the Effective Date, the Reorganized Debtor shall execute and deliver the New Indenture and the $39 million new note to the TOPrS bearing 9% annual interest, payable quarterly commencing one quarter after the Effective Date and continuing quarterly thereafter, with a final maturity on December 31, 2016, as provided under and pursuant to the Signature Plan.
     18. The Disbursing Agent or the respective Indenture Trustee, as applicable, is authorized to make all Distributions provided for under the Signature Plan in the manner set forth in Section VII of the Signature Plan. Subject to the Indenture Trustee providing invoices to counsel to Signature, which shall be subject only to Signature’s review for reasonableness under the applicable Indenture, the Reorganized Debtor shall pay or cause to be paid in full and in cash as an Administrative Claim, without the need for application to, or approval of, any court, or consent of any other party without reduction to the recovery of applicable holders of allowed claims, any and all Indenture Trustee Fees and other amounts that are due to each of the Indenture Trustees and their respective Professionals as of the Effective Date on or before the Effective Date or within ten (10) days of the Indenture Trustee providing counsel to Signature such invoices if the invoice is not provided prior to the Effective Date. If Signature disputes any portion of the fees and expenses sought by the Indenture Trustees by means of a written notification of such fee or expense dispute delivered to the Indenture Trustee during such ten (10) day post-Effective Date period, the Reorganized Debtor shall pay or cause to be paid that undisputed portion of the requested fees and costs within ten (10) days of receipt of the invoices from the Indenture Trustee and the Indenture Trustee shall have the right to seek a determination by the Court of that disputed portion of the fees and costs as reasonable under the applicable Indenture or assert its Charging Lien to pay such disputed amounts. In the event of any conflict between this Order and the Signature Plan with respect to those matters covered by this paragraph 18, the terms of this paragraph 18 shall prevail.
     19. The discharge and injunction provisions set forth in Section IX.A of the Signature Plan are approved and established as if fully set forth herein.
     20. The exculpation provision set forth in Section X.F of the Signature Plan is approved and established. The exculpation provision reads as follows:
As of the Effective Date, neither the Debtor, FGCC or FRC (including, without limitation, their successors or assigns, including, without limitation, the Reorganized Debtor, the Disbursing Agent, the Board of Directors and Board of Directors’ Agents) or the Creditors’ Committee, the Equity Committee, the Indenture Trustees, Signature, New World Acquisition, LLC, Kenneth S. Grossman, Daniel Pfeiffer or James A. McIntyre, Sr., and, in each case, none of their respective present or former officers, directors, employees, members, agents, representatives, shareholders, attorneys, accountants, financial advisors, investment bankers, lenders, consultants, experts, and professionals and agents for the foregoing shall have or incur any liability for, and are expressly exculpated and released from, any claims (as such term is defined in Section 101 of the Bankruptcy Code) (including, without limitation, any claims whether known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise) for any past or present or future actions taken or omitted to be taken under or in connection with, related to, effecting, or arising out of the Case, including those claims arising out of the discharge of the powers and duties conferred upon the Indenture Trustee for the Senior Notes and the Indenture Trustee for the Junior Notes by the Senior Notes Indenture or Junior Notes Indenture, respectively, or the Plan or any order of the Court entered pursuant to or in furtherance of the Plan, or applicable law, including, without limitation, the formulation, negotiation, documentation, preparation, dissemination, implementation, administration, confirmation, solicitation, or consummation of this Plan and the Disclosure Statement; except only for actions or omissions to act to the extent determined by a court of competent jurisdiction (in a Final Order) to be by reason of such party’s gross negligence, willful misconduct, or fraud, and in all respects, such party shall be entitled to rely upon the advice of counsel with respect to its duties and responsibilities under this Plan. It, being expressly understood that any act or omission with the approval of the Bankruptcy Court, will be conclusively deemed not to constitute gross negligence, willful misconduct, or fraud unless the approval of the Bankruptcy Court was obtained by fraud or misrepresentation.
     21. In addition to the exculpation set forth above and in Section X.F of the Signature Plan, similar exculpation is hereby provided to and approved for each of U.S. Bank National Association, Wells Fargo Bank, National Association, and Deutsche Bank National Trust Company, consistent with the provisions of (1) paragraph 5 of that certain Order Granting Motion for Order Approving Settlement and Mutual Release Agreement By and Among U.S. Bank National Association, as Trustee, Fremont Reorganizing Corporation, and Fremont General Corporation [Docket No. 1661]; (2) paragraph 7 of that certain Order Granting Motion for Order Approving Settlement and Mutual Release Agreement By and Among Wells Fargo Bank, National Association, as Trustee, Fremont Reorganizing Corporation, and Fremont General Corporation [Docket No. 1987]; and (3) paragraph 5 of that certain Order Granting Motion for Order Approving Stipulations By and Among Deutsche Bank National Trust Company, as Trustee, Fremont Reorganizing Corporation, and Fremont General Corporation [Docket No. 1803].
     22. On the Effective Date, the Creditors’ Committee and the Equity Committee shall be disbanded, released and discharged from the rights and duties arising from or related to the Case, except with respect to matters relating to final fee applications for Professionals’ compensation. The Professionals retained by the Creditors’ Committee and the Equity Committee and the members thereof, solely in their capacities as members of the Creditors’ Committee or Equity Committee, shall not be entitled to compensation or reimbursement of expenses for any services rendered after the Effective Date, except for services rendered and expenses incurred in connection with any applications by such professionals or Creditors’ Committee or Equity Committee members for allowance of compensation and reimbursement of expenses pending on the Effective Date or timely Filed after the Effective Date as provided in the Signature Plan.
     23. In accordance with Bankruptcy Code section 1146(a), the issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under the Signature Plan may not be taxed under any law imposing a stamp tax or similar tax. All governmental officials and agents shall forego the assessment and collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents without payment of such tax or other governmental assessment.
     24. As provided by Section V.B of the Signature Plan, the Claims Objection Deadline shall be 180 days after the Effective Date; provided, however, that this deadline may be extended by further order of the Court upon a motion by the Reorganized Debtor demonstrating “cause” for such extension(s).
     25. Any claim objections that could be made by the Debtor under that certain Stipulation Between Fremont General Corporation and the United States of America Regarding (1) the IRS Proof of Claim and (2) the Debtor’s Pending 9019 Motion Concerning a Closing Agreement [Docket No. 1636] or any other stipulation or agreement entered into by the Debtor during the Case may be made by the Reorganized Debtor.
     26. As provided by Section V.A of the Signature Plan, the Register Update filed by the Debtor [Docket No. 1620], as such may be amended or updated prior to the Effective Date, is hereby deemed to supersede and supplant this Court’s official claims register, and may hereafter be relied upon by the Reorganized Debtor and any retained third party as the official Post-Confirmation Claims Register.
     27. The Reorganized Debtor shall make all commercially reasonable efforts to become current with its reporting requirements with the U.S. Securities and Exchange Commission (“SEC”) and to obtain a listing on a major U.S. securities exchange.
     28. Upon entry of this Order and subject solely to the Signature Plan becoming effective, in consideration for Signature and James McIntyre’s agreement, as co-plan proponents, to modify the

Signature Plan (through this Order) arising from requests by the Official Committee of Equity Holders (the “OEC”) to provide that the Reorganized Debtor will implement and adhere to the undertakings listed below in items (a)-(e) (the “OEC Requested Undertakings”), the OEC shall upon the Signature Plan becoming effective be deemed to have waived any and all right(s) it has to appeal or move for (or otherwise seek) reconsideration, review, rehearing, or certiorari of, or relief from, this Order or any other order entered in this Case or any ruling in this Case (which was not the subject of an order from this Court or otherwise), or any of the Court’s findings of fact or conclusions of law relative to the confirmation of the Signature Plan or any other matter in the Case (collectively, the “Waived Matters”), provided that the Waived Matters exclude those matters pertaining to approval of fee applications by Professionals employed by the OEC. Notwithstanding anything to the contrary in the immediately preceding sentence, if any, nothing in this paragraph shall be construed as a finding or ruling by this Court or an admission by Signature or James McIntyre that the OEC has any right to appeal or move for (or otherwise seek) reconsideration, review, rehearing, certiorari of, or relief from this Court with respect to any of the Waived Matters.
     (a) Commencing in the third quarter of 2010 and continuing until the Reorganized Debtor has become current in its SEC reporting requirements, the Reorganized Debtor shall hold a quarterly investor conference call in accordance with common practices of public companies, the content and conduct of which shall be subject to management’s discretion.
     (b) The Reorganized Debtor shall make all commercially reasonable efforts to call a shareholders meeting once all conditions to calling such a meeting have been satisfied, including, without limitation, the Reorganized Debtor becoming current in its SEC reporting requirements.
     (c) The Reorganized Debtor shall not effect a reverse stock split in the Reorganized Debtor’s common stock within the first 18 months following the Effective Date, unless such stock split is directly tied to its becoming listed on a national exchange.
     (d) Signature shall recommend to the compensation committee of the Reorganized Debtor’s Board of Directors a two year compensation package consisting of a $6,000-$9,000 cash per quarter base director fee and the remainder in equity compensation, such as 75,000-

100,000 stock options intended to qualify as incentive stock options or other forms of equity compensation of similar value per director vesting ratably over the two year period.
     (e) The Reorganized Debtor shall disseminate 8-K reports regarding post Effective Date material developments affecting the Reorganized Debtor, including, but not limited to:
•	Changes in directors and officers;

•	Changes in compensation of directors and officers;

•	Entering into (and terminating) material agreements;

•	The acquisition or disposal of significant assets, including costs associated with disposal activities;

•	Loans or other investments in excess of $5 million;

•	The creation of a financial obligation (or an obligation under an off-balance sheet arrangement);

•	Events that trigger accelerations or increase amounts due with respect to financial obligations;

•	Material impairment of assets;

•	Material modification to the rights of security holders; and

•	Any other disclosure that would be required under Regulation FD.
     29. This Order shall be effective upon its entry on the Court’s docket, and the stay imposed by Bankruptcy Rule 3020(e) shall not apply.
     30. The Court reserves jurisdiction to enter appropriate orders in aid of implementation of the Signature Plan pursuant to section 1142.
     31. Prior to the Effective Date, Signature is authorized to make non-material technical modifications to the Signature Plan without further approval or order of this Court after notice to the Debtor, the Creditors Committee and the Equity Committee with the opportunity for such noticed parties to be heard. After the Effective Date, Signature is authorized to make non-material technical modifications to the Signature Plan without further approval or order of this Court.

     32. Except as governed by the Signature Plan, on and after the Effective Date the Reorganized Debtor is authorized to make all settlements and dispositions of property without further approval or order of this Court.
     33. Once the Estate has been fully administered as referred to in Bankruptcy Rule 3022, the Reorganized Debtor shall file a motion with this Court to obtain a final decree to close the Case.
     34. The Reorganized Debtor shall mail notice of entry of this Order and of the Effective Date to all creditors of record and all shareholders of record as of the date of entry of this Order.
     35. Any and all objections to the Signature Plan or confirmation of the Signature Plan not previously withdrawn, settled or stricken are overruled by this Order.
     36. The Court reserves jurisdiction to enter appropriate orders in aid of implementation of the Signature Plan pursuant to Bankruptcy Code section 1142. The Court may properly retain jurisdiction over the matters set forth in Section IV.K of the Signature Plan.
     37. In accordance with Local Bankruptcy Rule 3020-1(b), the Reorganized Debtor shall file a status report on or before November 4, 2010 explaining what progress has been made toward consummation of the Plan. The Reorganized Debtor shall serve such report on the U.S. Trustee, and those parties who have requested special notice. Until the entry of the Final Decree, further status reports shall be filed every 180 days and served on the same Persons. Following the Entry of the Final Decree, the Reorganized Debtor will post quarterly status reports on the Reorganized Debtor’s website until the earlier of (a) eighteen months after the Effective Date, or (b) the date upon which the Reorganized Debtor has become current in its SEC reporting requirements. A post-confirmation status conference will be held on November 18, 2010 at 10:30 a.m., before the Honorable Erithe A. Smith, United States Bankruptcy Judge, in courtroom 5A located at 411 W. Fourth Street, Santa Ana, CA 92701.
# # #

DATED: June 9, 2010
United States Bankruptcy Judge

As to Paragraph 28 of this Order, it is so stipulated:
Dated: May 11, 2010

By:	/s/ John P. Schafer
JOHN P. SCHAFER, an attorney with
MANDERSON, SCHAFER & McKINLAY LLP, attorneys for and on behalf of SIGNATURE GROUP HOLDINGS, LLP

By:	/s/ Evan Smiley
EVAN SMILEY, an attorney with
WEILAND, GOLDEN, SMILEY, WANG EKVALL & STROK, LLP, attorneys for and on behalf of the OFFICIAL COMMITTEE OF EQUITY HOLDERS

APPROVED AS TO FORM AND CONTENT; SUPPORT IMMEDIATE ENTRY OF THE ORDER

Dated: May 14, 2010	By:	/s/ Whitman L. Holt
WHITMAN L. HOLT
STUTMAN, TREISTER & GLATT, P.C., Attorneys for the DEBTOR

	By:	/s/ Evan Smiley
EVAN SMILEY
WEILAND, GOLDEN, SMILEY, WANG EKVALL & STROK, LLP, Attorneys for the OFFICIAL COMMITTEE OF EQUITY HOLDERS

	By:	/s/ Jonathan S. Shenson
JONATHAN S. SHENSON
KLEE, TUCHIN, BOGDANOFF & STERN, LLP, Attorneys for the OFFICIAL COMMITTEE OF UNSECURED CREDITORS

	By:	/s/ Aram Ordubegian
ARAM ORDUBEGIAN
ANDREW I. SILFEN (admitted pro hac vice) JEFFREY N. ROTHLEDER (admitted pro hac vice), Attorneys for WELLS FARGO BANK, N.A. and WELLS FARGO DELAWARE TRUST COMPANY

	By:	/s/ Christina M. Padien
CHRISTINA M. PADIEN
AKIN GUMP STRAUSS HAUER & FELD LLP - and - MARK R. SOMERSTEIN (admitted pro hac vice) MENACHEM M. BENSIGNER (admitted pro hac vice) ROPES & GRAY LLP Attorneys for HSBC BANK USA, NATIONAL ASSOCIATION

In re:	CHAPTER: 11
Fremont General Corporation Debtor(s).
CASE NUMBER: 8:08-bk-13421-ES
Debtor(s).
     NOTE: When using this form to indicate service of a proposed order, DO NOT list any person or entity in Category I. Proposed orders do not generate an NEF because only orders that have been entered are placed on a CM/ECF docket.
PROOF OF SERVICE OF DOCUMENT
I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is:
     611 Anton Blvd., Suite 1400, Costa Mesa, CA 92626
A true and correct copy of the foregoing document described as ORDER CONFIRMING “SIGNATURE GROUP HOLDINGS, LLC’S FOURTH AMENDED CHAPTER 11 PLAN OF REORGANIZATION OF FREMONT GENERAL CORPORATION, JOINED BY JAMES MCINTYRE AS CO-PLAN PROPONENT (DATED MAY 11, 2010)”                                                              will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005-2(d), and (b) in the manner indicated below:
I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s) (“LBR”), the foregoing document will be served by the court via NEF and hyperlink to the document. On May 14, 2010 I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following person(s) are on the Electronic Mail Notice List to receive NEF transmission at the email addressed indicated below:
•	Kyra E Andrassy kandrassy@wgllp.com

•	Kristen N Beall kbeall@pattonboggs.com, bmcilwain@pattonboggs.com

•	Reem J Bello rbello@wgllp.com

•	Ron Bender rb@lnbrb.com

•	Dustin P Branch dustin.branch@kattenlaw.com

•	Brendt C Butler BButler@rutan.com

•	Frank Cadigan frank.cadigan@usdoj.gov

•	Gary O Caris gcaris@mckennalong.com, pcoates@mckennalong.com

•	Lisa W Chao lisa.chao@doj.ca.gov

•	Eric A Cook ecook@ebglaw.com

•	Kristopher Davis ksdavis@ebglaw.com

•	Ted A Dillman Ted.dillman@lw.com

•	Willis B Douglass Willis.B.Douglass@irscounsel.treas.gov

•	Jesse S Finlayson jfinlayson@faw-law.com, wmills@faw-law.com

•	Philip A Gasteier pag@lnbrb.com

•	Peter J Gurfein pgurfein@akingump.com

•	Matthew Heyn mheyn@ktbslaw.com

•	Whitman L Holt wholt@stutman.com

•	Mark D Houle mark.houle@pillsburylaw.com

•	Michelle Hribar mhribar@rutan.com

•	Sean A Kading skading@marshackhays.com

•	Derek J Kaufman derek.kaufman@mto.com

•	William H. Kiekhofer wkiekhofer@mcguirewoods.com

•	Lewis R Landau lew@landaunet.com

•	Thomas A. Lee 2 notices@becket-lee.com

•	Kerri A Lyman klyman@irell.com

•	Richard A Marshack rmarshack@marshackhays.com, lbergini@marshackhays.com

•	Robert S Marticello Rmarticello@wgllp.com

•	Neeta Menon nmenon@stutman.com

•	Sarah D Moyed moyeds@sec.gov

•	Mike D Neue mneue@thelobelfirm.com, csolorzano@thelobelfirm.com

•	Aram Ordubegian ordubegian.aram@arentfox.com
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9013-3.1

January 2009	American LegalNet, Inc. www.Forms Workflow.com

•	David L Osias bcrfilings@allenmatkins.com, dosias@allenmatkins.com

•	Christina M Padien cmoore@akingump.com

•	Jonathan Petrus jpetrus@ktbslaw.com

•	David M Poitras dpoitras@jmbm.com

•	Christopher E Prince cprince@lesnickprince.com

•	Michael B Reynolds mreynolds@swlaw.com, kcollins@swlaw.com

•	Neal Salisian nsalisian@morganlewis.com

•	John P Schafer jps@mandersonllp.com

•	Sarah Seewer sarah.seewer@kirkland.com

•	Jonathon Shenson jshenson@ktbslaw.com

•	Evan D Smiley esmiley@wgllp.com

•	Philip E Strok pstrok@wgllp.com

•	Samuel J Teele steele@lowenstein.com

•	United States Trustee (SA) ustpregion16.sa.ecf@usdoj.gov

•	Thomas J Welsh tomwelsh@orrick.com

•	Brian D Wesley brian.wesley@doj.ca.gov

•	Alan Z Yudkowsky ayudkowsky@stroock.com

•	Scott H Yun syun@stutman.com
☐ Service information continued on attached page
II. SERVED BY U.S. MAIL OR OVERNIGHT MAIL (indicate method for each person or entity served):
On May 14, 2010 I served the following person(s) and/or entity(ies) at the last known address(es) in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States Mail, first class, postage prepaid, and/or with an overnight mail service addressed as follow. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.
☑ Service information continued on attached page
III. SERVED BY PERSONAL DELIVERY, FACSIMILE TRANSMISSION OR EMAIL (indicate method for each person or entity ~~I served~~ the following served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on May 14, 2010 person(s) and/or entity(ies) by personal delivery, or (for those who consented in writing to such service method) by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed *** I caused our attorney service to deliver .
Hon. Erithe A. Smith, U.S. Bankruptcy Ct.
411 W. Fourth Street, Santa Ana, CA 92701
(Bin Outside or Room 5097)
☐ Service information continued on attached page
I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

May 14, 2010 Date	Amie Tancas Type Name	/s/ Amie Tancas Signature
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9013-3.1

January 2009	American LegalNet, Inc. www.Forms Workflow.com

In re:	CHAPTER: 11
Fremont General Corporation Debtor(s).
CASE NUMBER: 08-13421-ES
Debtor(s).
ADDITIONAL SERVICE INFORMATION (if needed):
AMERICA’S SERVICING COMPANY
c/o McCalla Raymer LLC
1544 Old Alabama Rd
Roswell, GA 30076
James Bielan
1128 Cherry Hill Ln
Webster, NY 14580
Bocarsly Emden Cowan Esmail & Arndt LLP
633 West Fifth Street, 70th Floor
Los Angeles, CA 90071
Gregg Brugger
Walters McCluskey & Boehle
200 N Sepulveda Boulevard, Suite 300
El Segundo, CA 90245
Peter J Callaghan
8837 N Congress Ave Apt 717
Kansas City, MO 64153
Young Sook Chun
3525 Sawtelle Blvd #209
Los Angeles, CA 90066
Florence W Cook
Linda Deacon
Bate Peterson Deacon Zinn & Young LLP
888 S. Figueroa Street, 15th Fl
Los Angeles, CA 90017
Damian Donder
12 Ferry Crossing Dr SE
Rome, GA 30161
Charles E Elder
Irell & Manella LLP
1800 Ave of the Stars Ste 900
Los Angeles, CA 90067-4276
Federal Insurance Company
Eugene R Fiset
18162 Buena Vista
Yorba Linda, CA 92886-4011
Jack A Banan
15000 Emory Ln
Rockville, MD 20853
Don Bigelo
2635 E Serrano Ave
Orange, CA 92866
Michael D Braun
Braun Law Group, PC
10680 W. Pico Blvd., Suite 280
Los Angeles, CA 90064-7202
Larry J Caldwell
Caldwell Law Firm
1380 Lead Hill Ste 106
Roseville, CA 95661
George T Caplan
Epstein Becker & Green, PC
1925 Century Park E Ste 500
Los Angeles, CA 90067
Larry Cole
152 Piper Ln
Sonoma, CA 95476
Eugene Cowan
Bocarsly Emden Cowan Esmail & Arndt LLP
633 W Fifth Street, 70th Floor
Los Angeles, CA 90071
Deutsche Bank National Trust Co.,
  as Trustee
Morgan, Lewis & Bockius LLP
One Market, Spear Street Tower
San Francisco, CA 94105-1126
William C. Dresser
4 N Second Street, Suite 1230
San Jose, CA 95113-1307
Evelyn Gofberg
Alex Feldman
1700 E 15th Apt #B4
Brooklyn, NY 11229
Randy Fox
14515 S Mullen
Olathe, KS 66062
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9013-3.1

January 2009	American LegalNet, Inc. www.Forms Workflow.com

Glenn S Gardipee
3111 Liberty Bell Rd
Green Bay, WI 54313
Evelyn Gofberg
100 Alnwick
Malverne, NY 11565
Leonard Gumport
550 S Hope Street, #825
Los Angeles, CA 90071-2627
Katherine E Hay
200 N Sepulveda Blvd #300
El Segundo, CA 90245
James P Houpt
Orrick Herrington & Sutcliffe LLP
400 Capital Mall Ste 3000
Sacramento, CA 95814-4497
David V. Ing
3108 Kaohinani Drive
Honolulu, HI 96817-1039
Vivek Iyengar
627 E 6th St
Hinsdale, IL 60521
Robert W Jones
Patton Boggs LLP
2001 Ross Ave Ste 3000
Dallas, TX 75201-8001
Fritz Keller
3003 Memorial Ct Apt 1113
Houston, TX 77007
Melinda Kolpin
17747 Camino de Yatsto
Pacific Palisades, CA 90272
KPMG Corporate Finance LLC
Plaza Tower Ste 700
600 Anton Blvd
Costa Mesa, CA 92626-7651
Michael C Lieb
Willenken Wilson Loh & Lieb, LLP
707 Wilshire Blvd Ste 3850
Los Angeles, CA 90017
Terry L Mason
PO Box 14
Shasta Lake, CA 96019
George Miranda
12012 Arndt rd
Aurora, OR 97002
Norah D. Molnar
Patton Boggs LLP
2550 M Street NW
Washington, DC 20037-1350
Eric J. Glassman
Mennemeier Glassman & Stroud LLP
980 9th St Ste 1700
Sacramento, CA 95814
Ronald Groden
John Haack
2500 Village Ln
Foristell, MO
Jean M. Healey
Office of the Attorney General
One Ashburton Place, 18th Floor
Boston, MA 02108
William M Iadarola
6B Liberty Ste 245
Aliso Viejo, CA 92656
Iron Mountain Information Management, Inc.
c/o Frank F McGinn
155 Federal St, 9th Fl
Boston, MA 02110
Zeb Jenkins
74 Mapleview Rd
Cheektowaga, NY 14225
Raymond B. Jue
300 S. Spring St. #500
Los Angeles, CA 90013
Shmuel Klein
268 Route 59 West
Spring Valley, NY 10977
William J Kostka
Kurtzman Carson Consultants LLC
Attn: James Le
2335 Alaska Avenue
El Segundo, CA 90245
Anthony Lombardo
2014 Julius Ct
Walnut Creek, CA 94598
Colin Milner 4392
Forest Hill Rd
Stow, OH 44224
John M Mlynick
23 Mechanic St
Shelburne Falls, MA 01370
Andrey (Andre) Mutchnik
17, de la Poudriere #105
Montreal, Quebec, Canada, H4G 3J5
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9013-3.1

January 2009	American LegalNet, Inc. www.Forms Workflow.com

Simon T Ndongo
PO Box 66332
Mobile, AL 36660
Ronald J Nicolas
George B Piggott
2 Park Plaza, Ste 300
Irvine, CA 92614-0500
Jae Park
6152 Stanton Ave Apt B212
Buena Park, CA 90621
Dong Dang Pham
701 NE 20th St
Moore, OK 73160
Jonathan D. Plaut
Chardon Law Offices
One State Street, Suite 1200
Boston, MA 02109
Raymond C Prospero
3638 University Ave Ste 249
Riverside, CA 92501
Centrell Reed 11698
Capitan Lane
Frisco, TX 75034
John Schultheis
Greg Seidel
10297 N Sinclair Cir
Fresno, CA 93730
Feras Shammami
Greg Skypala
10200 Ashton Rd
Amarillo, TX 79119
Mark R Somerstein
Ropes & Gray LLP
1211 Avenue of the Americans
New York, NY 10036-8704
John M Stephan
Office of the Atty General
One Ashburton Pl 18th fl
Boston, MA 02108
Rosemarie Toon
9204 Wildwood St
Lorton, VA 22079
Robert Valade
HC 74 Box 21B
Pecos, NM 87552

Thomas P DiNaploi New York State Comptroller
Tarun Oberoi
90 Millers Lane
Ringwood, NJ 07456
Ramesh Pathak
31 Blaisdell Wy
Fremont, CA 94536
Daniel Pierro
1160 Manchester Way NE
Atlanta, GA 30319
Erik M Pritchard
Troutman Sanders LLP
5 Park Plaza Ste 1200
Irvine, CA 92614-8592
Donald J. Putterman
Kasowitz Benson Torres & Friedman LLP
101 California Street, Suite 2050
San Francisco, CA 94111
Stephanie M. Saito
Bate Peterson Deacon Zinn & Young LLP
888 S Figueroa Street, 15th Floor
Los Angeles, CA 90017
Milan Shah
8273 E Blackwillow
Anaheim, CA 92808
Surendra P Sinha
7734 Tailspin Ln
Scottsdale, AZ 85255
Solon Group, Inc.
350 E 57th Street, Suite 1A
New York, NY 10022
Squar Milner Peterson Miranda & Williamson LLP
William Kirt Toombs
PO Box 173
Ontario, OR 97914
Juan A Torres
Musick, Peeler & Garrett LLP
One Wilshire Blvd., Suite 2000
Los Angeles, CA 90017-3383
Thomas J Welch
Orrick, Herrington & Sutchliffe LLP
400 Capital Mall, Ste 3000
Sacramento, 95814-4497
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9013-3.1

January 2009	American LegalNet, Inc. www.FormsWorkflow.com

Wells Fargo Bank, N.A.
Thomas J Welsh
Orrick, Herrington & Sutcliffe LLP
400 Capitol Mall Ste 3000
Sacramento, CA 95814-4497
Ronald Wilborn
P.O. Boc 170259
Atlanta, GA 30317
Paul A. Witter
c/o Pamela A. Ashby, Esq
Baylor & Jackson
1025 Connecticut Avenue NW
Suite 1202
Washington, DC 20036
Tom Yoon
3525 Sawtelle Blvd #209
Los Angeles, CA 90066

Wells Fargo Delaware Trust Company
Thomas C Whitesell
c/o Moses Lebovits
1801 Century Park E 9th Fl
Los Angeles, CA 90067
Diane Winchester
18018 N. 93rd Place
Scottsdale, AZ 85255
Bryan Wong
Beck & Jenkins
6830 Palm Avenue
Riverside, CA 92506
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9013-3.1

January 2009	American LegalNet, Inc. www.Forms Workflow.com

In re:	CHAPTER: 11
Fremont General Corporation
CASE NUMBER: 2:08-bk-13421-ES
Debtor(s).
NOTE TO USERS OF THIS FORM:
1) Attach this form to the last page of a proposed Order or Judgment. Do not file as a separate document.
2) The title of the judgment or order and all service information must be filled in by the party lodging the order.
3) Category I. below: The United States trustee and case trustee (if any) will always be in this category.
4) Category II. below: List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.
NOTICE OF ENTERED ORDER AND SERVICE LIST
Notice is given by the court that a judgment or order entitled (specify) ORDER CONFIRMING “SIGNATURE GROUP HOLDINGS, LLC’S FOURTH AMENDED CHAPTER 11 PLAN OF REORGANIZATION OF FREMONT GENERAL CORPORATION, JOINED BY JAMES MCINTYRE AS CO-PLAN PROPONENT (DATED MAY 11, 2010)” was entered on the date indicated as Entered@ on the first page of this judgment or order and will be served in the manner indicated below:
I. SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of May 14, 2010, the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.
•	Kyra E Andrassy kandrassy@wgllp.com

•	Kristen N Beall kbeall@pattonboggs.com, bmcilwain@pattonboggs.com

•	Reem J Bello rbello@wgllp.com

•	Ron Bender rb@lnbrb.com

•	Dustin P Branch dustin.branch@kattenlaw.com

•	Brendt C Butler BButler@rutan.com

•	Frank Cadigan frank.cadigan@usdoj.gov

•	Gary O Caris gcaris@mckennalong.com, pcoates@mckennalong.com

•	Lisa W Chao lisa.chao@doj.ca.gov

•	Eric A Cook ecook@ebglaw.com

•	Kristopher Davis ksdavis@ebglaw.com

•	Ted A Dillman Ted.dillman@lw.com

•	Willis B Douglass Willis.B.Douglass@irscounsel.treas.gov

•	Jesse S Finlayson jfinlayson@faw-law.com, wmills@faw-law.com

•	Philip A Gasteier pag@lnbrb.com

•	Peter J Gurfein pgurfein@akingump.com

•	Matthew Heyn mheyn@ktbslaw.com

•	Whitman L Holt wholt@stutman.com

•	Mark D Houle mark.houle@pillsburylaw.com

•	Michelle Hribar mhribar@rutan.com

•	Sean A Kading skading@marshackhays.com

•	Derek J Kaufman derek.kaufman@mto.com

•	William H. Kiekhofer wkiekhofer@mcguirewoods.com

•	Lewis R Landau lew@landaunet.com

•	Thomas A. Lee 2 notices@becket-lee.com

•	Kerri A Lyman klyman@irell.com
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9021-1.1
January 2009

In re:	CHAPTER: 11
Fremont General Corporation
CASE NUMBER: 2:08-bk-13421-ES
Debtor(s).
•	Richard A Marshack rmarshack@marshackhays.com, lbergini@marshackhays.com

•	Robert S Marticello Rmarticello@wgllp.com

•	Neeta Menon nmenon@stutman.com

•	Sarah D Moyed moyeds@sec.gov

•	Mike D Neue mneue@thelobelfirm.com, csolorzano@thelobelfirm.com

•	Aram Ordubegian ordubegian.aram@arentfox.com

•	David L Osias bcrfilings@allenmatkins.com, dosias@allenmatkins.com

•	Christina M Padien cmoore@akingump.com

•	Jonathan Petrus jpetrus@ktbslaw.com

•	David M Poitras dpoitras@jmbm.com

•	Christopher E Prince cprince@lesnickprince.com

•	Michael B Reynolds mreynolds@swlaw.com, kcollins@swlaw.com

•	John P Schafer jps@mandersonllp.com

•	Sarah Seewer sarah.seewer@kirkland.com

•	Jonathon Shenson jshenson@ktbslaw.com

•	Evan D Smiley esmiley@wgllp.com

•	Philip E Strok pstrok@wgllp.com

•	Samuel J Teele steele@lowenstein.com

•	United States Trustee (SA) ustpregion16.sa.ecf@usdoj.gov

•	Thomas J Welsh tomwelsh@orrick.com

•	Brian D Wesley brian.wesley@doj.ca.gov

•	Alan Z Yudkowsky ayudkowsky@stroock.com

•	Scott H Yun syun@stutman.com

•	Brendt Butler bbutler@rutan.com
☐ Service information continued on attached page
II. SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by United States Mail, first class, postage prepaid, to the following person(s) and/or entity(ies) at the address(es) indicated below:
AMERICA’S SERVICING COMPANY
c/o McCalla Raymer LLC
1544 Old Alabama Rd
Roswell, GA 30076
James Bielan
1128 Cherry Hill Ln
Webster, NY 14580
Bocarsly Emden Cowan Esmail & Arndt LLP
633 West Fifth Street, 70th Floor
Los Angeles, CA 90071
Gregg Brugger
Walters McCluskey & Boehle
200 N Sepulveda Boulevard, Suite 300
El Segundo, CA 90245
Jack A Banan
15000 Emory Ln
Rockville, MD 20853
Don Bigelo
2635 E Serrano Ave
Orange, CA 92866
Larry J Caldwell
Caldwell Law Firm
1380 Lead Hill Ste 106
Roseville, CA 95661
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9021-1.1
January 2009

In re:	CHAPTER: 11
Fremont General Corporation
CASE NUMBER: 8:08-bk-13421-ES
Debtor(s).
Peter J Callaghan
8837 N Congress Ave Apt 717
Kansas City, MO 64153
Young Sook Chun
3525 Sawtelle Blvd #209
Los Angeles, CA 90066
Linda Deacon
Bate Peterson Deacon Zinn & Young LLP
888 S. Figueroa Street, 15th Fl
Los Angeles, CA 90017
Damian Donder
12 Ferry Crossing Dr SE
Rome, GA 30161
Charles E Elder
Irell & Manella LLP
1800 Ave of the Stars Ste 900
Los Angeles, CA 90067-4276
Eugene R Fiset
18162 Buena Vista
Yorba Linda, CA 92886-4011
Glenn S Gardipee
3111 Liberty Bell Rd
Green Bay, WI 54313
Evelyn Gofberg
100 Alnwick
Malverne, NY 11565
Leonard Gumport
550 S Hope Street, #825
Los Angeles, CA 90071-2627
Katherine E Hay
200 N Sepulveda Blvd #300
El Segundo, CA 90245
James P Houpt
Orrick Herrington & Sutcliffe LLP
400 Capital Mall Ste 3000
Sacramento, CA 95814-4497
George T Caplan
Epstein Becker & Green, PC
1925 Century Park E Ste 500
Los Angeles, CA 90067
Larry Cole
152 Piper Ln
Sonoma, CA 95476
Eugene Cowan
Bocarsly Emden Cowan Esmail & Arndt LLP
633 W Fifth Street, 70th Floor
Los Angeles, CA 90071
Deutsche Bank National Trust Co., as Trustee
Morgan, Lewis & Bockius LLP
One Market, Spear Street Tower
San Francisco, CA 94105-1126
William C. Dresser
4 N Second Street, Suite 1230
San Jose, CA 95113-1307
Alex Feldman
1700 E 15th Apt #B4
Brooklyn, NY 11229
Randy Fox
14515 S Mullen
Olathe, KS 66062
Eric J. Glassman
Mennemeier Glassman & Stroud LLP
980 9th St Ste 1700
Sacramento, CA 95814
John Haack
2500 Village Ln
Foristell, MO
Jean M. Healey
Office of the Attorney General
One Ashburton Place, 18th Floor
Boston, MA 02108
William M Iadarola
6B Liberty Ste 245
Aliso Viejo, CA 92656
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9021-1.1
January 2009

In re:	CHAPTER: 11
Fremont General Corporation
CASE NUMBER: 2:08-bk-13421-ES
Debtor(s).
David V. Ing
3108 Kaohinani Drive
Honolulu, HI 96817-1039
Vivek Iyengar
627 E 6th St
Hinsdale, IL 60521
Robert W Jones
Patton Boggs LLP
2001 Ross Ave Ste 3000
Dallas, TX 75201-8001
Fritz Keller
3003 Memorial Ct Apt 1113
Houston, TX 77007
Melinda Kolpin
17747 Camino de Yatsto
Pacific Palisades, CA 90272
Michael C Lieb
Willenken Wilson Loh & Lieb, LLP
707 Wilshire Blvd Ste 3850
Los Angeles, CA 90017
Terry L Mason
PO Box 14
Shasta Lake, CA 96019
George Miranda
12012 Arndt rd
Aurora, OR 97002
Norah D. Molnar
Patton Boggs LLP
2550 M Street NW
Washington, DC 20037-1350
Simon T Ndongo
PO Box 66332
Mobile, AL 36660
Ronald J Nicolas
George B Piggott
2 Park Plaza, Ste 300
Irvine, CA 92614-0500
Jae Park
6152 Stanton Ave Apt B212
Buena Park, CA 90621
Dong Dang Pham
701 NE 20th St
Moore, OK 73160
Iron Mountain Information Management, Inc.
c/o Frank F McGinn
155 Federal St, 9th Fl
Boston, MA 02110
Zeb Jenkins
74 Mapleview Rd
Cheektowaga, NY 14225
Raymond B. Jue
300 S. Spring St. #500
Los Angeles, CA 90013
Shmuel Klein
268 Route 59 West
Spring Valley, NY 10977
Kurtzman Carson Consultants LLC
Attn: James Le
2335 Alaska Avenue
El Segundo, CA 90245
Anthony Lombardo
2014 Julius Ct
Walnut Creek, CA 94598
Colin Milner
4392 Forest Hill Rd
Stow, OH 44224
John M Mlynick
23 Mechanic St
Shelburne Falls, MA 01370
Andrey (Andre) Mutchnik
17, de la Poudriere #105
Montreal, Quebec, Canada, H4G 3J5
Tarun Oberoi
90 Millers Lane
Ringwood, NJ 07456
Ramesh Pathak
31 Blaisdell Wy
Fremont, CA 94536
Daniel Pierro
1160 Manchester Way NE
Atlanta, GA 30319
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9021-1.1
January 2009

In re:	CHAPTER: 11
Fremont General Corporation
CASE NUMBER: 2:08-bk-13421-ES
Debtor(s).
Jonathan D. Plaut
Chardon Law Offices
One State Street, Suite 1200
Boston, MA 02109
Raymond C Prospero
3638 University Ave Ste 249
Riverside, CA 92501
Centrell Reed
11698 Capitan Lane
Frisco, TX 75034
Greg Seidel
10297 N Sinclair Cir
Fresno, CA 93730
Greg Skypala
10200 Ashton Rd
Amarillo, TX 79119
Mark R Somerstein
Ropes & Gray LLP
1211 Avenue of the Americans
New York, NY 10036-8704
John M Stephan
Office of the Atty General
One Ashburton Pl 18th fl
Boston, MA 02108
Rosemarie Toon
9204 Wildwood St
Lorton, VA 22079
Robert Valade
HC 74 Box 21B
Pecos, NM 87552
Thomas J Welsh
Orrick, Herrington & Sutcliffe LLP
400 Capitol Mall Ste 3000
Sacramento, CA 95814-4497
Donald J. Putterman
Kasowitz Benson Torres & Friedman LLP
101 California Street, Suite 2050
San Francisco, CA 94111
Stephanie M. Saito
Bate Peterson Deacon Zinn & Young LLP
888 S Figueroa Street, 15th Floor
Los Angeles, CA 90017
Milan Shah
8273 E Blackwillow
Anaheim, CA 92808
Surendra P Sinha
7734 Tailspin Ln
Scottsdale, AZ 85255
Solon Group, Inc.
350 E 57th Street, Suite 1A
New York, NY 10022
William Kirt Toombs
PO Box 173
Ontario, OR 97914
Juan A Torres
Musick, Peeler & Garrett LLP
One Wilshire Blvd., Suite 2000
Los Angeles, CA 90017-3383
Thomas J Welch
Orrick, Herrington & Sutchliffe LLP
400 Capital Mall, Ste 3000
Sacramento, 95814-4497
Thomas C Whitesell
c/o Moses Lebovits
1801 Century Park E 9th Fl
Los Angeles, CA 90067
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9021-1.1
January 2009

In re:	CHAPTER: 11
Fremont General Corporation
CASE NUMBER: 2:08-bk-13421-ES
Debtor(s).
Ronald Wilborn
P.O. Boc 170259
Atlanta, GA 30317
Paul A. Witter
c/o Pamela A. Ashby, Esq
Baylor & Jackson
1025 Connecticut Avenue NW
Suite 1202
Washington, DC 20036
Tom Yoon
3525 Sawtelle Blvd #209
Los Angeles, CA 90066
Diane Winchester
18018 N. 93rd Place
Scottsdale, AZ 85255
Bryan Wong
Beck & Jenkins
6830 Palm Avenue
Riverside, CA 92506
☐ Service information continued on attached page
III. TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an Entered@ stamp, the party lodging the judgment or order will serve a complete copy bearing an Entered@ stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s), and/or email address(es) indicated below:
Neal Salisian      nsalisian@morganlewis.com
☐ Service information continued on attached page
Michael D Braun
Braun Law Group, PC
10680 W. Pico Blvd., Suite 280
Los Angeles, CA 90064-7202
KPMG Corporate Finance LLC
Plaza Tower Ste 700
600 Anton Blvd
Costa Mesa, CA 92626-7651
Erik M Pritchard
Troutman Sanders LLP
5 Park Plaza Ste 1200
Irvine, CA 92614-8592
This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California.
F 9021-1.1
January 2009